SCHEDULE OF INVESTMENTS

ROYCE GLOBAL VALUE TRUST

SEPTEMBER 30, 2023 (UNAUDITED)

	SHARES	VALUE

COMMON STOCKS – 105.1%

Australia – 3.7%
Cochlear [1]	4,000	$655,692
IPH [1]	253,881	1,207,107
Steadfast Group [1]	53,300	193,266
Technology One [1]	40,400	401,849
Total		2,457,914

Bermuda – 1.1%
Bank of N.T. Butterfield & Son	21,000	568,680
James River Group Holdings	11,300	173,455
Total		742,135

Brazil – 1.3%
Odontoprev	171,600	371,771
TOTVS	97,885	525,787
Total		897,558

Canada – 14.3%
Alamos Gold Cl. A	94,100	1,061,375
Altus Group	14,760	510,963
AutoCanada [2]	38,200	682,861
Canaccord Genuity Group	84,472	501,266
Centerra Gold	39,000	190,657
Computer Modelling Group	101,500	635,192
Descartes Systems Group (The) [2,3]	8,424	618,153
FirstService Corporation	1,400	203,756
IMAX Corporation [2]	21,100	407,652
Major Drilling Group International [2]	129,300	787,271
Onex Corporation	13,300	781,696
Pan American Silver [3]	12,700	183,896
Pason Systems	71,300	707,620
Sprott	32,642	994,220
TELUS Corporation	16,311	266,356
TMX Group	47,600	1,022,966
Total		9,555,900

Denmark – 0.2%
Chr. Hansen Holding [1]	1,800	110,104
Total		110,104

France – 0.8%
ALD [1]	39,000	301,086
Esker [1]	1,800	237,572
Total		538,658

Germany – 1.9%
Carl Zeiss Meditec [1]	3,400	297,409
CompuGroup Medical [1]	3,300	129,354
STRATEC [1]	3,300	154,353
Vitesco Technologies Group [1,2]	8,100	657,909
Total		1,239,025

Greece – 0.7%
Sarantis [1]	64,500	501,258
Total		501,258

Iceland – 0.3%
Ossur [1,2]	51,000	205,945
Total		205,945

India – 3.7%
AIA Engineering [1]	31,600	1,335,792
Dish TV India [1,2]	3,777,000	831,616
Tarsons Products [1,2]	49,000	311,702
Total		2,479,110

Indonesia – 0.3%
Ace Hardware Indonesia [1]	4,000,000	194,143
Total		194,143

Israel – 4.5%
Cellebrite DI [2]	46,600	356,490
Global-e Online [2]	5,200	206,648
Nova [2,3,4]	5,700	640,908
Phoenix Holdings [1]	48,500	503,870
Tel Aviv Stock Exchange [1,2]	222,300	1,276,699
Total		2,984,615

Italy – 1.3%
Carel Industries [1]	35,800	858,119
Total		858,119

Japan – 2.6%
As One [1]	5,600	204,388
Benefit One [1]	13,700	99,042
Fukui Computer Holdings [1]	10,800	192,436
NSD [1]	12,200	230,781
Square Enix Holdings [1]	6,800	232,981
TechnoPro Holdings [1]	7,200	156,522
TKC Corporation [1]	25,500	620,627
Total		1,736,777

Mexico – 0.2%
Becle	63,000	150,455
Total		150,455

Netherlands – 1.0%
IMCD [1]	5,500	695,215
Total		695,215

New Zealand – 0.3%
Fisher & Paykel Healthcare [1]	17,000	219,894
Total		219,894

Norway – 1.9%
Protector Forsikring [1]	70,000	1,137,686
Tomra Systems [1]	12,000	136,696
Total		1,274,382

Singapore – 0.4%
Midas Holdings [2,5]	400,000	0
XP Power [1]	8,660	248,953
Total		248,953

South Africa – 2.5%
CA Sales Holdings [1]	147,597	68,966
Curro Holdings [1]	258,594	137,952
KAL Group [1]	17,606	32,050
PSG Financial Services [1]	550,976	381,285
Stadio Holdings [1]	3,686,928	1,010,085
Transaction Capital [1]	344,100	76,156
Total		1,706,494

Sweden – 3.5%
Biotage [1]	37,900	372,164
Bravida Holding [1]	68,900	507,826
Karnov Group [1,2]	145,381	642,476
OEM International Cl. B [1]	118,850	800,439
Total		2,322,905

Switzerland – 1.7%
Kardex Holding [1]	2,400	523,165
LEM Holding [1]	150	334,947
VZ Holding [1]	2,900	302,579
Total		1,160,691

United Kingdom – 12.3%
CentralNic Group [1]	137,427	222,114
Diploma [1]	8,200	299,581
DiscoverIE Group [1]	60,800	500,251
FDM Group Holdings [1]	46,800	296,941
Genuit Group [1]	54,600	218,805
Halma [1]	18,700	439,333
Judges Scientific [1]	2,600	279,849
Keystone Law Group [1]	95,940	585,688
Learning Technologies Group [1]	342,800	268,455
Marlowe [1,2]	112,600	800,554
Mortgage Advice Bureau Holdings [1]	36,100	233,907
Restore [1]	166,254	476,539
RWS Holdings [1]	45,100	131,313
SThree [1]	146,600	665,087
Vistry Group [1]	236,480	2,623,979
YouGov [1]	18,600	169,996
Total		8,212,392

United States – 44.6%
ACV Auctions Cl. A [2]	39,200	595,056
Air Lease Cl. A [3]	21,161	833,955
APi Group [2,3]	63,900	1,656,927
Arcosa	14,060	1,010,914
Artisan Partners Asset Management Cl. A	33,200	1,242,344
Blue Owl Capital Cl. A	55,280	716,429
Chicken Soup for the Soul Entertainment Cl. A [2]	250,000	86,250
Diodes [2,3]	7,000	551,880
Element Solutions [3]	36,400	713,804
Enovis Corporation [2]	11,966	630,967
ESAB Corporation	18,666	1,310,726
EVI Industries [2,3]	79,273	1,967,556
FormFactor [2,3,4]	20,000	698,800
Forrester Research [2,3]	7,500	216,750
FTAI Aviation	21,360	759,348
GCM Grosvenor Cl. A	119,626	928,298
Griffon Corporation [3,4]	22,500	892,575
Hagerty Cl. A [2]	39,300	321,081
Hayward Holdings [2]	58,500	824,850
Innospec [3,4]	6,228	636,502
John Bean Technologies	750	78,855
Kadant [3]	2,664	600,865
KBR [3]	18,240	1,075,066
Kennedy-Wilson Holdings	35,700	526,218
Laureate Education [3]	50,000	705,000
Lindsay Corporation [3]	3,519	414,116
MarketWise Cl. A	123,100	196,960
Mesa Laboratories	6,614	694,933
Morningstar [3]	5,358	1,255,058
NewtekOne	45,300	668,175
nLIGHT [2]	73,100	760,240
PAR Technology [2,3,4]	24,241	934,248
Royal Gold	7,900	840,007
SEI Investments [3]	24,050	1,448,531
Transcat [2,3]	16,377	1,604,455
Vontier Corporation [3]	33,210	1,026,853
Ziff Davis [2]	5,950	378,955
Total		29,803,547

TOTAL COMMON STOCKS
(Cost $59,618,359)		70,296,189

DIVERSIFIED INVESTMENT COMPANIES– 0.6%
United States – 0.6%
VanEck Junior Gold Miners ETF	12,500	402,875
(Cost $547,814)		402,875

TOTAL INVESTMENTS – 105.7%
(Cost $60,166,173)		70,699,064

LIABILITIES LESS CASH AND OTHER ASSETS – (5.7)%		(3,818,237)

NET ASSETS – 100.0%		$66,880,827

[1]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities and/or due to the application of fair value factors.

[2]	Non-income producing.

[3]	All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement as of September 30, 2023. Total market value of pledged securities as of September 30, 2023, was $8,258,281.

[4]	As of September 30, 2023, a portion of these securities, in the aggregate amount of $2,118,056, were rehypothecated by BNP Paribas Prime Brokerage International, Limited in connection with the Fund’s revolving credit agreement.

[5]	A security for which market quotations are not readily available represents 0.0% of net assets. This security has been valued at its fair value under procedures approved by the Fund’s Board of Directors. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value.

Securities are categorized by the country of their headquarters.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $60,227,367. As of September 30, 2023, net unrealized appreciation for all securities was $10,471,697, consisting of aggregate gross unrealized appreciation of $18,296,833 and aggregate gross unrealized depreciation of $7,825,136. The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

Valuation of Investments:

Royce Global Value Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on February 14, 2011. The Fund commenced operations on October 18, 2013. Royce & Associates, LP, the Fund’s investment adviser, is a majority-owned subsidiary of Franklin Resources, Inc. and primarily conducts business using the name Royce Investment Partners (“Royce”). Investment transactions are accounted for on the trade date. Portfolio securities held by the Fund are valued as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Investments in money market funds are valued at net asset value per share. Values for non-U.S. dollar denominated equity securities are converted to U.S. dollars daily based upon prevailing foreign currency exchange rates as quoted by a major bank.

Equity securities that are listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, are valued: (i) on the basis of their last reported sales prices or official closing prices, as applicable, on a valuation date; or (ii) at their highest reported bid prices in the event such equity securities did not trade on a valuation date. Such inputs are generally referred to as “Level 1” inputs because they represent reliable quoted prices in active markets for identical securities.

If the value of a portfolio security held by the Fund cannot be determined solely by reference to Level 1 inputs, such portfolio security will be “fair valued.” The Fund’s Board of Directors has designated Royce as valuation designee to perform fair value determinations for such portfolio securities in accordance with Rule 2a-5 under the Investment Company Act of 1940 (“Rule 2a-5”). Pursuant to Rule 2a-5, fair values are determined in accordance with policies and procedures approved by the Fund’s Board of Directors and policies and procedures adopted by Royce in its capacity as valuation designee for the Fund. Fair valued securities are reported as either “Level 2” or “Level 3” securities.

As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, no assurance can be given that a fair value assigned to a particular portfolio security will be the amount which the Fund might be able to receive upon its current sale. When a fair value pricing methodology is used, the fair value prices used by the Fund for such securities will likely differ from the quoted or published prices for the same securities.

Level 2 inputs are other significant observable inputs (e.g., dealer bid side quotes and quoted prices for securities with comparable characteristics). Examples of situations in which Level 2 inputs are used to fair value portfolio securities held by the Fund on a particular valuation date include:

●	Over-the-counter equity securities other than those traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system (collectively referred to herein as “Other OTC Equity Securities”) are fair valued at their highest bid price when Royce receives at least two bid side quotes from dealers who make markets in such securities;
●	Certain bonds and other fixed income securities may be fair valued by reference to other securities with comparable ratings, interest rates, and maturities in accordance with valuation methodologies maintained by certain independent pricing services; and

●	The Fund uses an independent pricing service to fair value certain non-U.S. equity securities when U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts, and other indications to estimate the fair value of such non-U.S. securities.

Level 3 inputs are significant unobservable inputs. Examples of Level 3 inputs include (without limitation) the last trade price for a security before trading was suspended or terminated; discounts to last trade price for lack of marketability or otherwise; market price information regarding other securities; information received from the issuer and/or published documents, including SEC filings and financial statements; and other publicly available information. Pursuant to the above-referenced policies and procedures, Royce may use various techniques in making fair value determinations based upon Level 3 inputs, which techniques may include (without limitation): (i) workout valuation methods (e.g., earnings multiples, discounted cash flows, liquidation values, derivations of book value, firm or probable offers from qualified buyers for the issuer’s ongoing business, etc.); (ii) discount or premium from market, or compilation of other observable market information, for other similar freely traded securities; (iii) conversion from the readily available market price of a security into which an affected security is convertible or exchangeable; and (iv) pricing models or other formulas. In the case of restricted securities, fair value determinations generally start with the inherent or intrinsic worth of the relevant security, without regard to the restrictive feature, and are reduced for any diminution in value resulting from the restrictive feature. Due to the inherent uncertainty of such valuations, these fair values may differ significantly from the values that would have been used had an active market existed.

A security that is valued by reference to Level 1 or Level 2 inputs may drop to Level 3 on a particular valuation date for several reasons, including if:

●	an equity security that is listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, has not traded and there are no bids;

●	Royce does not receive at least two bid side quotes for an Other OTC Equity Security;
●	the independent pricing services are unable to supply fair value prices; or
●	the Level 1 or Level 2 inputs become otherwise unreliable for any reason (e.g., a significant event occurs after the close of trading for a security but prior to the time the Fund prices its shares).

The table below shows the aggregate value of the various Level 1, Level 2, and Level 3 securities held by the Fund as of September 30, 2023. Any Level 2 or Level 3 securities held by the Fund are noted in its Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with owning those securities.

	Level 1	Level 2	Level 3	Total
Common Stocks	$42,353,641	$27,942,548	$0	$70,296,189
Diversified Investment Companies	402,875	–	–	402,875

Level 3 Reconciliation:

				Unrealized Gain (Loss)
	Balance as of		Realized	Currently Held	Securities No	Balance as of
	12/31/22	Sales	Gain (Loss)	Securities	Longer Held	9/30/23
Common Stocks	$0	$–	$–	$0	$–	$0

Repurchase Agreements:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The Fund did not hold a repurchase agreement as of September 30, 2023.

Borrowings:

The Fund is party to a revolving credit agreement (the “credit agreement”) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum amount that may be borrowed by the Fund under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund pledges eligible portfolio securities as collateral and has granted a security interest in such pledged securities to, and in favor of, BNPPI as security for the loan balance outstanding. The amount of eligible portfolio securities required to be pledged as collateral is determined by BNPPI in accordance with the credit agreement. In determining collateral requirements, the value of eligible securities pledged as collateral is subject to discount by BNPPI based upon a variety of factors set forth in the credit agreement. As of September 30, 2023, the market value of eligible securities pledged as collateral exceeded two times the loan balance outstanding.

If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

The maximum amount the Fund may borrow under the credit agreement is $4,000,000. The Fund has the right to reduce the maximum amount it can borrow under the credit agreement upon one (1) business day’s prior written notice to BNPPI. In addition, the Fund and BNPPI may agree to increase the maximum amount the Fund can borrow under the credit agreement, which amount may not exceed $15,000,000.

As of September 30, 2023, the Fund had outstanding borrowings of $4,000,000. During the nine-month period ended September 30, 2023, the Fund had an average daily loan balance of $4,000,000. As of September 30, 2023, the aggregate value of rehypothecated securities was $2,118,056.

Other information regarding the Fund is available in the Fund’s most recent Report to Stockholders. This information is available through Royce Investment Partners (www.royceinvest.com) and on the Securities and Exchange Commission’s website (www.sec.gov).